Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective amendment No. 15 to Registration Statement No. 33-53887 on Form N-1A of our report dated March 8, 2002 appearing in the January 31, 2002 Annual Report of Merrill Lynch Mid Cap Value Fund, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP New York, New York January 31, 2003